UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2016

Commission File Number: 000-50768

ACADIA Pharmaceuticals Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	06-1376651 (IRS Employer Identification No.)

3611 Valley Centre Drive, Suite 300, San Diego, California 92130

(Address of principal executive offices)

858-558-2871

(Registrant’s Telephone number)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On June 10, 2016, the stockholders of ACADIA Pharmaceuticals Inc. (“Registrant”) approved an amendment to Registrant’s 2004 Employee Stock Purchase Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 400,000 shares. Additionally, on June 10, 2016, the stockholders of Registrant approved an amendment to Registrant’s 2010 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 3,000,000 shares.

The foregoing description of Registrant’s 2004 Employee Stock Purchase Plan, as amended, and Registrant’s 2010 Equity Incentive Plan, as amended, does not purport to be complete, and is qualified in its entirety by reference to Exhibit 99.1 and Exhibit 99.2 to this Report, as well as the descriptions of the 2004 Employee Stock Purchase Plan, as amended, and the 2010 Equity Incentive Plan, as amended, included in Registrant’s definitive proxy statement (the “proxy statement”) filed with the Securities and Exchange Commission on April 29, 2016.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Registrant held its 2016 Annual Meeting of Stockholders on June 10, 2016 (the “2016 Annual Meeting”).

(b)	The election of two nominees to serve as Class III directors on Registrant’s Board of Directors (the “Board”) until Registrant’s 2019 Annual Meeting of Stockholders was carried out at the 2016 Annual Meeting. The following two Class III directors were elected by the votes indicated:

	For	Withheld	Broker Non- Votes
Laura Brege	78,942,032	4,531,601	19,410,779
Stephen Davis	82,227,232	1,246,401	19,410,779

In addition to the election of two Class III directors, the following matters were submitted to a vote of the stockholders at the 2016 Annual Meeting:

(i)

the approval of an amendment to Registrant’s 2004 Employee Stock Purchase Plan, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 400,000 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
82,691,769	729,057	52,807	19,410,779

(ii)

the approval of an amendment to Registrant’s 2010 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 3,000,000 shares, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
78,274,724	5,075,306	123,603	19,410,779

(iii)	the approval, on an advisory basis, of the compensation of Registrant’s named executive officers, as disclosed in the proxy statement, which was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
76,220,163	7,046,861	206,609	19,410,779

(iv)	the appointment of Ernst & Young LLP as Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified by the following vote:

For	Against	Abstain
102,441,340	196,337	246,735

Each of the foregoing voting results from the 2016 Annual Meeting is final.

Item 8.01 Other Events.

On June 10, 2016, in connection with previously-announced departures of certain members of the Board, Stephen R. Biggar, M.D., Ph.D. was appointed Chairman of the Board and appointed to the Nominating and Corporate Governance Committee of the Board, Laura Brege was named Chair of the Audit Committee and appointed to the Nominating and Corporate Governance Committee of the Board, James Daly was appointed to the Audit Committee and Compensation Committee of the Board, and Julian Baker was appointed to the Compensation Committee of the Board.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	2004 Employee Stock Purchase Plan, as amended

99.2	2010 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2016	ACADIA Pharmaceuticals Inc.

	By:	/s/ Glenn F. Baity
Name: Glenn F. Baity
Title: EVP, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	2004 Employee Stock Purchase Plan, as amended

99.2	2010 Equity Incentive Plan, as amended